Exhibit 99.1

Repare Therapeutics Announces Acquisition of Polθ ATPase Inhibitor, RP-3467, by Gilead Sciences for Up To $30 Million in Total Consideration

December 24, 2025

CAMBRIDGE, Mass. & MONTREAL—(BUSINESS WIRE)--Dec. 24, 2025— Repare Therapeutics Inc. (“Repare” or the “Company”) (Nasdaq: RPTX), a clinical-stage precision oncology company, today announced a definitive asset purchase agreement for Gilead Sciences, Inc. to acquire Repare’s polymerase theta (Polθ) ATPase inhibitor, RP-3467 (the “Gilead Agreement”).

“We are pleased to announce this transaction which combines Gilead’s leading expertise in oncology research and development with RP-3467, a potential best-in-class Polθ ATPase inhibitor,” said Steve Forte, President, Chief Executive Officer and Chief Financial Officer of Repare. “This marks the third and most significant portfolio transaction for Repare this year.”

Under the terms of the Gilead Agreement, Repare will receive up to $30 million in total consideration, including a $25 million upfront payment, subject to customary holdbacks and adjustments, and an additional $5 million payment upon completion of specified technology transfer activities.

On November 14, 2025, Repare announced that it had entered into a definitive arrangement agreement (the “Arrangement Agreement”) with XenoTherapeutics, Inc. and Xeno Acquisition Corp. (jointly, “Xeno”), pursuant to which Xeno will acquire (the “Arrangement Transaction”) all of the issued and outstanding common shares of Repare (the “Common Shares”). Under the terms of the Arrangement Agreement, Repare shareholders will receive a cash payment per Common Share that will be determined based upon Repare’s cash balance at closing of the Arrangement Transaction (the “Arrangement Closing”) after deducting certain transaction costs and the aggregate amount of outstanding liabilities (the “Closing Net Cash Amount”).

The upfront portion of the consideration payable under the Gilead Agreement has increased Repare’s cash balance and, therefore, has also increased the estimated Closing Net Cash Amount. Based on Repare’s revised estimate of the Closing Net Cash Amount, it is now currently estimated that each Repare shareholder will receive a cash payment of approximately US$2.20 per Common Share at the Arrangement Closing.

About RP-3467.

RP-3467 is a highly potent, small molecule inhibitor of Polθ that is a synthetic lethality target associated with BRCA mutations and other genomic alterations. RP-3467 is being evaluated in the POLAR Phase 1 clinical trial to evaluate its safety, pharmacokinetics, pharmacodynamics and preliminary activity alone or in combination with olaparib in adults with locally advanced or metastatic epithelial ovarian cancer, metastatic breast cancer, metastatic castration-resistant prostate cancer or pancreatic adenocarcinoma.

About Repare Therapeutics Inc.

Repare Therapeutics is a clinical-stage precision oncology company enabled by its proprietary synthetic lethality approach to the discovery and development of novel therapeutics. Repare Therapeutics has developed highly targeted cancer therapies focused on genomic instability, including DNA damage repair. For more information, please visit www.reparerx.com and follow @Reparerx on X (formerly Twitter) and LinkedIn.

Additional Information and Where to Find It

The Company has filed and furnished to its shareholders of record the close of business on November 21, 2025 (the “Record Date”) a definitive proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed transaction with Xeno. The proxy statement contains important information about the proposed transaction with Xeno and related matters, including information related to a special meeting of Shareholders to be held on January 16, 2026 by the Company seeking required approvals from the shareholders in connection with such transaction. Investors and security holders of the Company are urged to carefully read the entire proxy statement (including any amendments or supplements thereto) because it contains important information about the proposed transaction with Xeno and the matters to be voted on at the special meeting.

Investors and security holders of the Company are able to obtain a free copy of the proxy statement, as well as other relevant filings containing information about the Company and the proposed transaction, including materials that will be incorporated by reference into the proxy statement, without charge, at the Securities and Exchange Commission’s (“SEC”) website ( http://www.sec.gov) or from the Company by contacting the Company’s Investor Relations at (857) 412-7018, by submitting a contact form on the Company’s website at https://www.reparerx.com/contact/, or by going to the Company’s Investor Relations page on its website at https://ir.reparerx.com/investor-relations and clicking on the link titled “SEC Filings.”

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be “participants” in the solicitation of proxies from the Company’s shareholders with respect to the transaction with Xeno. Information regarding the identity of the Company’s directors and executive officers, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities is set forth in the definitive proxy statement on Schedule 14A filed with the SEC on December 12, 2025. Information regarding subsequent changes to the holdings of the Company’s securities by the Company’s directors and executive officers can be found in filings on Forms 3, 4, and 5, which are available on the Company’s website at www.reparerx.com or through the SEC’s website at www.sec.gov. Additional information regarding the identity of the participants in the proxy solicitation and a description of their direct and indirect interests in the transaction with Xeno, by security holdings or otherwise, is contained in the proxy statement and other relevant materials filed with the SEC in connection with the transaction with Xeno. Copies of these documents may be obtained, free of charge, from the SEC or the Company as described in the preceding paragraph.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and securities laws in Canada. All statements in this press release other than statements of historical facts are “forward-looking statements. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will” and variations of these words or similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements in this press release include, but are not limited to, statements regarding: the Company’s transaction with Gilead, including the receipt of the future payments under the terms of the asset purchase agreement and the potential benefits of the transaction; the Company’s transaction with Xeno, including the Closing Net Cash at the closing of the arrangement with Xeno, the expected cash payment to be received by Company’s shareholders at the Arrangement Closing and statements regarding the special meeting; the potential therapeutic benefits of RP-3467; and the progress and results of the POLAR Phase 1 clinical trial. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this press release. Each of these forward-looking statements involves risks and uncertainties that could cause the Company’s clinical development programs, future results or performance to differ materially from those expressed or implied by the forward-looking statements. Many factors may cause differences between current expectations and actual results, including: the Company’s ability to successfully pursue a strategic transaction on attractive terms, or at all; the potential that success in preclinical testing and earlier clinical trials does not ensure that later clinical trials will generate the same results or otherwise provide adequate data to demonstrate the efficacy and safety of a product candidate; the impacts of macroeconomic conditions, including tariffs and other trade policies, the conflict in Ukraine and the conflict in the Middle East, fluctuations in inflation and uncertain credit and financial markets, on the Company’s business, clinical trials and financial position; unexpected safety or efficacy data observed during preclinical studies or clinical trials; clinical trial site activation or enrollment rates that are lower than expected; the Company’s ability to realize the benefits of its collaboration and license agreements; changes in expected or existing competition; changes in the regulatory environment; the uncertainties and timing of the regulatory approval process; and unexpected litigation or other disputes. Other factors that may cause the Company’s actual results to differ from those expressed or implied in the forward-looking statements in this press release are identified in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”) and the Québec Autorité des Marchés Financiers (“AMF”) on March 3, 2025, and in other filings made with the SEC and AMF from time to time, including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025. The Company expressly disclaims any obligation to update any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise, except as otherwise required by law. For more information, please visit reparerx.com and follow Repare on X (formerly Twitter) at @RepareRx and on LinkedIn at https://www.linkedin.com/company/repare-therapeutics/.

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Investor Relations & Media:

Matthew DeYoung

Investor Relations and Media

Argot Partners

investor@reparerx.com

Source: Repare Therapeutics Inc.